2Q20 Earnings Presentation July 23, 2020

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations, including the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of COVID-19 on the U.S. and the global economies, including business disruptions, reductions in employment and an increase in business failures, specifically the consequences among our commercial and consumer customers; the impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 arise in various locations, including Florida and Alabama; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the COVID-19 pandemic or as a result of our action, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that we grant forbearances or not act to collect our loans; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019 and in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

2Q 2020 Highlights 3 Reported Adjusted 1 2Q20 1Q20 2Q19 2Q20 1Q20 2Q19 Return on Average Assets 0.92% 0.92% 0.94% 0.92% 0.93% 0.96% Efficiency Ratio 48.0% 50.7% 57.2% 46.8% 49.3% 54.6% Pre-Provision Net Revenue 2 ($mm) $170.2 $151.1 $106.1 $174.0 $155.7 $113.9 PPNR / Average Assets 2 1.64% 1.59% 1.30% 1.68% 1.63% 1.39% Diluted Earnings Per Share $0.23 $0.21 $0.22 $0.23 $0.21 $0.23 Adjusted pre-provision net revenue growth of 12% from the linked quarter and 53% year-over-year Year-over-year quarterly adjusted net income to common growth of +22% despite higher provision Aggressive funding cost reductions drove interest expense down 33% from the linked quarter and helped absorb asset yield pressure Linked-quarter adjusted efficiency ratio improvement of 242 basis points 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense; PPNR / Avg. Assets is presented on an annualized basis; Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18

Outstanding Loan Deferrals 4 2Q20 Deferral Information as of 7/10/20 ($MM) Balance Previously Deferred & Active Active Deferral / ($MM) Actively Paying or Current Deferral 2Q20 Loans Commercial Loans & Leases $25,178 $1,775 $2,176 9% Residential & Home Equity 1 $4,876 $35 $489 10% Auto & Other Consumer $2,260 $51 $65 3% Total $32,315 $1,861 $2,730 8% First Post-Deferral Payment Due (Commercial, $MM) Commercial Insight (information as of 7/10/20) As of 7/10, $1,958MM loans have reached the end of their initial deferral period. Of these, $1,775MM have returned to paying August $1,370 status, and $184MM have been granted a second deferral. Of total approved deferrals, ~50% were for P&I, ~40% for principal only, remainder for interest only September $311 Roughly 2/3rd of approved deferrals in NY / NJ and 1/3rd in FL / AL Wtd. avg. LTV at origination on approved deferrals: ~60% October $173 Wtd. avg. debt service coverage ratio on approved deferrals: ~1.53x November & Beyond $322 ~98% of approved commercial deferrals (excluding taxi medallion) were pass-rated prior to COVID-19 Totals may not sum due to rounding. Initial deferral period not to exceed 180 days. 1 Reflects residential mortgage loans held in portfolio.

Net Interest Margin, Profitability & Operating Leverage 5 Net Interest Income and Margin Pre-Provision Net Revenue ($mm) 1 Year-over-year NII growth of 28% (FTE) Reported Adjusted 1.64% 1.68% 1.59% 1.63% 1.30% 1.39% $283.5 $170.2 $174.0 $151.1 $155.7 $266.4 $106.1 $113.9 $239.6 $221.4 $221.7 3.07% 3.00% 2.96% 2.96% 2.91% 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 PPNR PPNR / Avg. Assets 2Q19 3Q19 4Q19 1Q20 2Q20 NII ($mm) NIM Gross Operating Income vs. Expense Growth (Adj. 2Q20 / 2Q19) All metrics are represented on full tax equivalent basis 31% Linked quarter net interest income (FTE) growth of 6% driven by a 33% reduction in interest expense 12% Excess liquidity weighed on net interest margin by approximately 8 basis points in the quarter Adjusted Gross Operating Income Adjusted Noninterest Growth Expense Growth 1 Reported pre-provision net revenue is equal to net interest income plus total non-interest income less total non-interest expense; please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18

Interest Rate Positioning 6 12-Month Forward Cumulative Cash Flow Gap ($bn) 1 12-Month Forward Maturity Schedule ($bn) 3Q20 4Q20 1Q21 2Q21 Maturing CD Rates 1.38% 1.41% 1.58% 0.99% $6.0 $- Cumulative Cash Flow Gap Maturing Borrowing Rates 0.65% 1.06% 1.10% 2.24% $(0.5) Maturing BCD Rates 0.59% 0.69% 0.46% 1.39% $5.0 $5.2 $(1.4) $(1.0) $4.0 $(1.5) $(1.5) $1.9 $(2.0) $1.7 $(2.2) $3.0 $3.3 $(2.0) $3.1 $2.9 $1.2 $2.6 $(2.5) $1.1 $2.0 $2.3 $2.1 $2.1 $0.9 $0.9 $0.9 $(3.0) $0.6 $1.0 $0.5 $(3.5) $0.3 $0.3 $0.2 $- $(4.0) 3Q20 4Q20 1Q21 2Q21 3Q20 4Q20 1Q21 2Q21 Assets Liabilities Cumulative Cash Flow Gap (RH) CDs Borrowings BCDs 2 (Quarters are not cumulative) Aggressively reduced non-maturity deposit costs on a year-to-date basis Remaining opportunity to reprice maturing CDs lower and mitigate adverse asset yield pressure Will continue to take advantage of lower-cost wholesale funding and ladder maturities of liabilities 1 Represents the estimated cumulative cash flows from dollar value of earning assets that are repricing within one year and the estimated cumulative cash flows from dollar value of interest-bearing liabilities that will reprice within one year based on the balance sheet at 6/30/2020. 2 BCD refers to Brokered Time Deposits.

Deposits, Funding & Liquidity 7 Quarterly Deposit Trends ($BN) Total Liabilities 6/30/2020 $31.4 Non-interest $29.1 bearing $9.0 8.3 Time (-$294MM) 8.6 Savings, NOW Other & MMA Noninterest Bearing 9.0 $0.8 $37.2BN $14.2 7.0 +$2.0BN ($1.6BN from PPP) Long-term borrowings $3.0 1 Savings, Now & 13.5 14.2 Short-term MMA +$667MM borrowings Time $2.1 $8.3 1Q20 2Q20 Avg. Deposit Balance ($MM) and Rate (%) Trends Liquidity Position & Sources (as of 6/30/2020) $15,000 Source $BN $14,000 $13,000 Cash & Equivalents $1.9 2.04% $12,000 1.85% 1.88% FHLB Borrowing Capacity $3.7 $11,000 1.54% 1.44% $10,000 1.17% FRB Discount Window Availability $1.6 $9,000 $8,000 1.19% Unencumbered Securities $1.6 1.05% $7,000 0.89% Uncommitted Fed Funds Lines $0.5 $6,000 0.54% 0.50% 0.41% $5,000 Total $9.3 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Savings, NOW & MMA Time Deposits Additional access to brokered deposit market and W.Avg Savings, NOW & MMA Rate W.Avg Time Deposits Rate PPP Liquidity Facility as needed 1 Includes junior subordinated debt. Totals may not sum due to rounding.

Loans & Loan Growth 8 2Q20 Loan Composition 1 Year-to-Date Loan Growth (Ann.) 1 Multifamily Residential R.E. Non-Owner Occupied CRE 12.7% +$481mm 14% 16% Construction 9.0% +$74mm Owner- Occupied CRE Owner-Occupied CRE 4.7% +$76mm 10% Res. Mortgage 1.3% +$28mm Non Owner- $32.3bn +$19mm Occupied CRE Multi-family 0.7% 25% C&I Other Consumer (4.9%) ($23mm) 14% C&I (ex PPP) (6.4%) ($156mm) Construction Home Equity (6.6%) ($16mm) Consumer 5% C&I (PPP) 9% Auto (11.3%) ($82mm) 7% New Loan Originations ($bn) / Yields (%) vs Portfolio Yields (%) 2 4.65% 4.57% 4.51% 4.44% 4.02% Excluding PPP, total loans declined 4% on an 4.67% annualized basis from 1Q20 4.30% 4.10% 3.90% 3.27% Commercial line utilization (including construction) returned to 44% from 46% at 3/31/20 $1.3 $1.6 $1.6 $1.4 $0.9 2Q19 3Q19 4Q19 1Q20 2Q20 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate 1Loan classifications according to call report schedule which may not correspond to classification outlined in earnings release. 2 2Q20 Origination volume and new origination rate excludes PPP originations

Paycheck Protection Program – Phases 1 & 2 9 500+ Valley employees dedicated to assisting our customers $2.3bn SBA-approved volume take advantage of Paycheck Protection Program ~80% of SBA-approved borrowers had an existing Valley relationship ~30% of PPP loans were provided to minority-owned businesses, ~12,800 SBA-approved loans non-profit organizations, or women-owned businesses Corresponding increase in deposits upon loan funding; balances drawing down over time Loans funded by existing low-cost liquidity, however ability to Average loan size pledge originated loans as collateral to PPP Liquidity Facility to $179k access funding at 0.35% Volume by Loan Amount <$50k 54% 6% Median loan size $43k $50k - $250k 31% 20% $250k - $2mm 14% 49% Average processing fee >$2mm 1% ~3% 25% Loan Count (#) Loan Balance ($) Information as of 7/10/2020 Totals may not sum due to rounding

COVID-19 Exposed Loan Segments 10 Non-PPP Loan Balance (6/30/20) Pass-Rated (6/30/20) Active Deferrals as of 7/10/20 Approved Deferrals as of 4/26/20 Borrower Industry 1 ($MM) % of non-PPP Loans ($MM) % of Industry ($MM) % of Industry ($MM) % of Industry Primary Exposure Doctor & Surgery $531 1.8% $483 91.0% $88 16.5% $147 26.0% Retail Trade 500 1.7% 485 96.9% 106 21.2% 151 28.4% Hotels & Hospitality 488 1.6% 467 95.7% 60 12.3% 212 44.5% Restaurants & Foodservice 383 1.3% 348 90.8% 43 11.3% 83 21.1% Entertainment & Recreation 220 0.7% 215 97.7% 17 7.7% 18 8.4% Primary Exposure Sub-Total $2,121 7.0% $1,996 94.1% $313 14.8% $610 28.0% Secondary Exposure Nursing & Residential Care $1,035 3.4% $977 94.4% $5 0.5% $39 4.2% Wholesale Trade 686 2.3% 657 95.8% 25 3.6% 35 4.3% Manufacturing 503 1.7% 468 93.0% 7 1.4% 61 8.7% Child Care & Education 134 0.4% 132 98.5% 6 4.4% 6 4.2% Secondary Exposure Sub-Total $2,359 7.8% $2,234 94.7% $43 1.8% $141 5.5% Exposed Loan Segments $4,480 14.9% $4,230 94.4% $356 8.0% $751 15.8% Totals may not sum due to rounding. 1 Borrower industry based on NAICS and SIC codes

CRE Detail 11 CRE by Collateral Type (as of 6/30/2020) Commercial Real Estate Our CRE portfolio is primarily comprised of loans Apartment & Residential on non owner-occupied investment properties 31% made to sophisticated high net worth borrowers supported by diverse collateral and cash flow sources Specialty & Retail Other 20% Consistent and conservative underwriting across 12% markets Granular exposure with average loan balance Healthcare 8% between $2 and $3 million depending on collateral type Mixed Use Industrial 8% 10% Office Weighted average DSCR ~1.7x 11% Weighted average LTV ~50% Approximately 2/3rds of non-coop multifamily portfolio is to suburban properties, primarily outside of New York City boroughs

Fee Income 12 Adjusted Non-Interest Income ($MM) 1 2Q20 Adjusted Non-Interest Income ($MM) 1 BOLI 13% Other Trust, 13% Investment & Insurance 10% Loan Servicing Fees $44.9MM 5% $44.9 $41.4 Service Charges $30.5 8% Swap Fees 33% Gain-on-Sale of Loans, net 2Q19 1Q20 2Q20 18% Adjusted non-interest income increased 47% year-over-year 8% linked-quarter increase in adjusted non-interest income driven by stable swap fee generation and strong gain on sale income Fee income comprised 13.7% of revenue, up from 13.5% in 1Q20 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18

Non-Interest Expense 13 5 Quarter Operating Expense Trends ($ in millions) Efficiency Ratio (%) 1 196.1 Includes merger related charges and debt extinguishment 2020 Goal: 51.0% 155.7 157.2 145.9 2 57.2 141.7 153.4 54.6 151.1 50.7 145.1 48.0 49.3 136.8 140.1 46.8 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 Reported Expenses Adjusted 1 Reported Reported Reported Adjusted Adjusted Adjusted 2Q20 Adjusted Operating Expenses ($, in millions) 1 2Q20 Expense Commentary Other notable items in 2Q20 Continued focus on expense control as we COVID-19 Expenses navigate a challenging operating environment $0.4 $2.2 $3.4 $153.4 Adjusted expenses include irregular costs Periodic IT Costs $1.8 associated with COVID-19 and technology $0.6 Mortgage Adjusted efficiency of 46.8% is better than our Commissions 51.0% target Adjusted Expenses Amortization of tax credits Merger-related 1Refer to the appendix on pages 16 - 18 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding.

Asset Quality 14 Allowance for Credit Losses for Loans / Total Loans Non-Accrual Loans / Total Loans 1.06% 0.68% 0.65% 0.25% 0.22% 0.96% 0.99% 0.61% 0.62% 0.43% 0.43% 0.55% 0.37% 0.38% 0.31% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 ACL / Loans ex. PPP Non-PCD PCD Net Charge-offs & Provision ($mm) $4.7 million non-accrual loan linked-quarter increase driven by slight increases in non-PCD CRE and residential RE 0.18% 0.18% net charge-offs to average loans (annualized) $41 $34 $41 million provision for loans reflective of continued 0.08% 0.06% adverse economic outlook within CECL methodology 0.05% 0.03% $15 $9 $6 $5 Allowance for credit losses for loans of 0.99% (1.06% $3 $2 $2 $5 exclusive of PPP loans) 2Q19 3Q19 4Q19 1Q20 2Q20 Net Charge-offs Provision for Loans NCOs / Avg. Loans Taxi medallion loan reserve increased to 58% from 52% in the first quarter Note: PCD refers to purchased credit deteriorated loans.

Equity & Capitalization 15 Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 8% year-over-year tangible book value growth $2.2BN PPP loans reduce TCE / TA by ~41 bp in 2Q20 $10.56 $10.35 $10.43 11.71% $10.09 11.30% $9.93 $6.96 10.73% $6.82 10.61% 10.54% $6.73 7.54% $6.62 7.31% $6.45 6.98% 6.71% 6.73% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 TBV per share Book Value per share Tangible Common Equity / Tangible Assets Equity / Assets Year-over-Year Holding Company Capital Ratios 2Q19 1Q20 2Q20 Change Tier 1 Leverage 7.62% 8.24% 7.70% +8 bp Common Equity Tier 1 8.59% 9.24% 9.51% +92 bp Tier 1 Risk-Based 9.43% 9.95% 10.23% +80 bp Total Risk-Based 11.39% 11.53% 12.19% +80 bp 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18

Non-GAAP Disclosure Reconciliation 16 Three Months Ended June 30, March 31, June 30, ($ in thousands, except for share data) 2020 2020 2019 Adjusted net income available to common shareholders: Net income, as reported $95,601 $87,268 $76,468 Less: Gain on sale leaseback transactions (net of tax)(a) — — — Add: Losses on extinguishment of debt (net of tax) — — — Add: Net impairment losses on securities (net of tax) — — 2,078 Add: Losses (gains) on securities transactions (net of tax) 29 29 (8) Add: Severance expense (net of tax)(b) — — — Add: Tax credit investment impairment (net of tax)(c) — — — Add: Merger related expenses (net of tax)(d) 263 936 25 Add: Income tax expense (benefit)(e) — — 223 Net income, as adjusted $95,893 $88,233 $78,786 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted $92,721 $85,061 $75,614 (a) The gain on sale leaseback transactions is included in gains on the sales of assets within other non-interest income. (b) Severance expenses are included in salary and employee benefits expense. (c) Impairment is included in the amortization of tax credit investments. (d) Merger related expenses are primarily within salary and employee benefits expense, professional and legal fees, and other expense. (e) Income tax expense related to reserves for uncertain tax positions in 2019. Adjusted per common share data: Net income available to common shareholders, as adjusted $92,721 $85,061 $75,614 Average number of shares outstanding 403,790,242 403,519,088 331,748,552 Basic earnings, as adjusted $0.23 $0.21 $0.23 Average number of diluted shares outstanding 404,631,845 405,424,123 332,959,802 Diluted earnings, as adjusted $0.23 $0.21 $0.23 Adjusted annualized return on average tangible shareholders' equity: Net income, as adjusted $95,893 $88,233 $78,786 Average shareholders' equity 4,477,278 4,408,585 3,481,519 Less: Average goodwill and other intangible assets 1,456,781 1,460,988 1,156,703 Average tangible shareholders' equity $3,020,497 $2,947,597 $2,324,816 Annualized return on average tangible shareholders' equity, as adjusted 12.70% 11.97% 13.56% Adjusted annualized return on average assets: Net income, as adjusted $95,893 $88,233 $78,786 Average assets $41,503,515 $38,097,364 $32,707,144 Annualized return on average assets, as adjusted 0.92% 0.93% 0.96% Adjusted annualized return on average shareholders' equity: Net income, as adjusted $95,893 $88,233 $78,786 Average shareholders' equity $4,477,278 $4,408,585 $3,481,519 Annualized return on average shareholders' equity, as adjusted 8.57% 8.01% 9.05%

Non-GAAP Disclosure Reconciliation 17 Three Months Ended June 30, March 31, June 30, ($ in thousands) 2020 2020 2019 Annualized return on average tangible shareholders' equity: Net income, as reported $95,601 $87,268 $76,468 Average shareholders' equity 4,477,278 4,408,585 3,481,519 Less: Average goodwill and other intangible assets 1,456,781 1,460,988 1,156,703 Average tangible shareholders' equity $3,020,497 $2,947,597 $2,324,816 Annualized return on average tangible shareholders' equity 12.66% 11.84% 13.16% Adjusted efficiency ratio: Non-interest expense, as reported $157,166 $155,656 $141,737 Less: Severance expense (pre-tax) — — — Less: Merger-related expenses (pre-tax) 366 1,302 35 Less: Amortization of tax credit investments (pre-tax) 3,416 3,228 4,863 Non-interest expense, as adjusted $153,384 $151,126 $136,839 Net interest income 282,559 265,339 220,234 Non-interest income, as reported 44,830 41,397 27,603 Add: Net impairment losses on securities (pre-tax) — — 2,928 Add: Losses (gains) on securities transactions, net (pre-tax) 41 40 (11) Less: Gain on sale leaseback transaction (pre-tax) — — — Non-interest income, as adjusted $44,871 $41,437 $30,520 Gross operating income, as adjusted $327,430 $306,776 $250,754 Efficiency ratio, as adjusted 46.84% 49.26% 54.57% Annualized pre-provision net revenue / average assets Net interest income $282,559 $265,339 $220,234 Non-interest income, as reported 44,830 41,397 27,603 Less: Non-interest expense, as reported 157,166 155,656 141,737 Pre-provision net revenue $170,223 $151,080 $106,100 Average assets $41,503,515 $38,097,364 $32,707,144 Annualized pre-provision net revenue / average assets 1.64% 1.59% 1.30% Annualized pre-provision net revenue / average assets, as adjusted Net interest income $282,559 $265,339 $220,234 Non-interest income, as adjusted 44,871 41,437 30,520 Less: Non-interest expense, as adjusted 153,384 151,126 136,839 Pre-provision net revenue, as adjusted $174,046 $155,650 $113,915 Average assets $41,503,515 $38,097,364 $32,707,144 Annualized pre-provision net revenue / average assets, as adjusted 1.68% 1.63% 1.39%

Non-GAAP Disclosure Reconciliation 18 As of June 30, March 31, December 31, September 30, June 30, ($ in thousands, except for share data) 2020 2020 2019 2019 2019 Tangible book value per common share: Common shares outstanding 403,795,599 403,744,148 403,278,390 331,805,564 331,788,149 Shareholders' equity $4,474,590 $4,420,998 $4,384,188 $3,558,075 $3,504,118 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 1,453,330 1,458,095 1,460,397 1,152,815 1,155,250 Tangible common shareholders' equity $2,811,569 $2,753,212 $2,714,100 $2,195,569 $2,139,177 Tangible book value per common share $6.96 $6.82 $6.73 $6.62 $6.45 Tangible common equity to tangible assets: Tangible common shareholders' equity $2,811,569 $2,753,212 $2,714,100 $2,195,569 $2,139,177 Total assets 41,717,409 39,120,629 37,436,020 33,765,539 33,027,741 Less: Goodwill and other intangible assets 1,453,330 1,458,095 1,460,397 1,152,815 1,155,250 Tangible assets $40,264,079 $37,662,534 $35,975,623 $32,612,724 $31,872,491 Tangible common equity to tangible assets 6.98% 7.31% 7.54% 6.73% 6.71%

For More Information 19 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, SVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC